EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE
CHIEF FINANCIAL OFFICER PURSUANT TO SUBSECTIONS (a) AND (b)
OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Joel V. Staff, Chairman and Chief Executive Officer of Reliant Energy, Inc. (the Company), and Mark M. Jacobs, Executive Vice President and Chief Financial Officer, each hereby certify, to the best of their knowledge:

(a)   the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2006	/s/ Joel V. Staff
Joel V. Staff
Chairman and Chief Executive Officer

Date: August 8, 2006	/s/ Mark M. Jacobs
Mark M. Jacobs
Executive Vice President and Chief Financial Officer